Xtant Medical Holdings, Inc. to Report Third Quarter 2016 Financial Results on November 7, 2016

BELGRADE, MT, October 18, 2016 -- Xtant Medical Holdings, Inc. (NYSE MKT: XTNT), a leader in the development of regenerative medicine products and medical devices, today announced that it will release its financial results for the period ended September 30, 2016, at the close of the financial markets on Monday, November 7, 2016.

An accompanying conference call will be hosted by Dan Goldberger, Chief Executive Officer, and John Gandolfo, Chief Financial Officer, to discuss the results. The call will be held at 10:00 AM ET, on Tuesday, November 8, 2016. Please refer to the information below for conference call dial-in information and webcast registration.

Conference date: Tuesday, November 8, 2016, 10:00 AM ET

Conference dial-in: 877-269-7756

International dial-in: 201-689-7817

Conference Call Name: Xtant Medical Holdings, Inc. Third Quarter 2016 Results Call

Webcast Registration: Click Here

Following the live call, a replay will be available on the Company’s website, www.xtantmedical.com, under “Investor Info”.

About Xtant Medical Holdings

Xtant Medical Holdings, Inc. (NYSE MKT: XTNT) develops, manufactures and markets class-leading regenerative medicine products and medical devices for domestic and international markets. Xtant products serve the specialized needs of orthopedic and neurological surgeons, including orthobiologics for the promotion of bone healing, implants and instrumentation for the treatment of spinal disease, tissue grafts for the treatment of orthopedic disorders, and biologics to promote healing following cranial, and foot and ankle surgeries. With core competencies in both biologic and non-biologic surgical technologies, Xtant can leverage its resources to successfully compete in global neurological and orthopedic surgery markets. For further information, please visit www.xtantmedical.com.

Important Cautions Regarding Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “continue,” “efforts,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “forecasts,” “strategy,” “will,” “goal,” “target,” “prospects,” “potential,” “optimistic,” “confident,” “likely,” “probable” or similar expressions or the negative thereof. Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company’s ability to successfully integrate the acquisition of X-spine; the ability of the Company’s sales force to achieve expected results; the Company’s ability to meet its existing and anticipated contractual obligations, including financial covenant and other obligations contained in the Company’s secured lending facility; the Company’s ability to manage cash flow; the Company’s ability to develop, market, sell and distribute desirable applications, products and services and to protect its intellectual property; the ability of the Company’s customers to pay and the timeliness of such payments; the Company’s ability to obtain financing as and when needed; changes in consumer demands and preferences; the Company’s ability to attract and retain management and employees with appropriate skills and expertise; the impact of changes in market, legal and regulatory conditions and in the applicable business environment, including actions of competitors; and other factors. Additional risk factors are listed in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Contact:

CG CAPITAL

877.889.1972

investorrelations@cg.capital

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